Fees Summary	May 05, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,057,631,310.19
Previously Paid Amount	0
Total Fee Amount	16,182.43
Total Offset Amount	0
Net Fee	$ 16,182.43